SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : MAY 6, 2003

                              COMMISSION FILE NO. 000-20172



                       AMERICAN INTERNATIONAL ASSETS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              UTAH                                       31-1190725
----------------------------------           ----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF          (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



           135-27 38th Avenue., Suite 328, Flushing, New York 11354
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  (718) 762-6226
                     --------------------------------------
                           (ISSUER  TELEPHONE NUMBER)


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

This amended Form 8-K is being filed to modify the disclosure provided in the Form 8-K filed on May 12, 2003 to reflect that the client auditor relationship between American International Assets, Inc. and Bierwolf, Nilson & Associates has not ceased.


                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AMERICAN  INTERNATIONAL  ASSETS,  INC.

May  15,  2003
/s/Nicholas  Hsu
----------------
Nicholas  Hsu
Chief  Executive  Officer

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